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                                                                    EXHIBIT 10.8

                     CHANGE IN CONTROL SEVERANCE AGREEMENT
                     -------------------------------------


     THIS CHANGE IN CONTROL SEVERANCE AGREEMENT ("Agreement") is made and entered into as of this 1st day of March, 2000, by and between The Cameron Savings & Loan Association, F.A., a federally chartered savings institution (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 8(a) hereof or which otherwise becomes bound by the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Association"), and Duane E. Kohlstaedt, (the "Employee").

     WHEREAS, the Employee is currently serving as Executive Vice President and Chief Executive Officer of the Association; and

     WHEREAS, the Association has converted to capital stock form (the "Conversion") and become the wholly-owned subsidiary of Cameron Financial Corporation (the "Holding Company"); and

     WHEREAS, the Board of Directors of the Association recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the Association or the Holding Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Association, the Holding Company and their respective stockholders; and

     WHEREAS, the Board of Directors of the Association believes it is in the best interests of the Company to enter into this Agreement with the Employee in order to assure continuity of the management of the Association and to reinforce and encourage the continued attention and dedication of the Employee to the Employee's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Association or the Holding Company, although no such change is now contemplated; and

     WHEREAS, the Board of Directors intends that this Agreement shall not create any right of continued employment on behalf of the Employee, nor shall the Employee be entitled to any payments hereunder unless a Change in Control (as defined herein) shall occur followed by the involuntary termination of the Employee's employment; and

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     WHEREAS, the Board of Directors of the Association has approved and authorized the execution of this Agreement with the Employee to take effect as stated in Section 1 hereof;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is AGREED as follows:

1.   TERM OF AGREEMENT
     -----------------

     The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the first anniversary date of this Agreement and continuing on each anniversary date thereafter, this Agreement shall be extended for a period of one year in addition to the then-remaining term under this Agreement, unless either the Association or the Employee gives contrary written notice to the other not less than 90 days in advance of the date on which the term of employment under this Agreement would otherwise be extended, and provided that no extension shall occur unless prior to each
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anniversary date, the Board of Directors of the Association has reviewed a formal evaluation of the Employee's performance during the year preceding such anniversary prepared by the disinterested members of the Board of Directors of the Association and explicitly approved such extension of the term of this Agreement.

2.   PAYMENTS TO THE EMPLOYEE UPON CHANGE IN CONTROL
     -----------------------------------------------

     (a) Upon the occurrence of a Change in Control (as herein defined) of the Association or the Holding Company followed at any time during the term of this Agreement by the involuntary termination of the Employee's employment, other than for cause, as defined in Section 2(d) hereof, the provisions of Section 3 shall apply.

     (b) A "change in control" of the Association or the Holding Company shall mean (1) any acquisition of control (other than by a trustee or other fiduciary holding securities under an employee benefit plan of the Holding Company or a subsidiary of the Holding Company), as defined in 12 C.F.R. (S) 574.4, or any successor regulation, of the Association or Holding Company which would require the filing of an application for acquisition of control or notice of change in control in a manner as set forth in 12 C.F.R. (S) 574.3, or any successor regulation; (2) the ownership, holding or power to vote more than 25% of the Association's or Holding Company's voting stock; (3) the control of the election of a majority of the Association's or Holding Company's directors; (4) the exercise of a controlling influence over the management or

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policies of the Association or Holding Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) (except in the case of (1), (2), (3) and (4), hereof, ownership or control of the Association by the Holding Company itself shall not constitute a "change in control"); or (5) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Association or Holding Company (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Association or Holding Company Board was approved by a vote of at least two-thirds of the continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, a change in control shall not be deemed to have occurred with respect to the purchase of shares by underwriters in connection with a public offering.

     (c) The Employee's employment under this Agreement may be terminated at any time by the Board of Directors of the Association. The terms "involuntary termination" or "involuntarily terminated" in this Agreement shall refer to the termination of the employment of the Employee without the Employee's express written consent. In addition, any of the following actions shall constitute involuntary termination of employment unless consented to in writing by the
Employee: (1) change in the principal workplace of the Employee to a location outside of a 35 mile radius from the Association's headquarters office as of the date hereof; (2) a material demotion of the Employee or material adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had theretofore been provided to the Employee, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Association or the Holding Company; and (3) a material permanent increase in the required hours of work or the workload of the Employee.

     (d) The Employee shall not have the right to receive termination benefits pursuant to Section 3 hereof upon termination for cause. For purposes of this Agreement, termination for "cause" shall include termination for personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any material law, rule, or regulation (other than a law, rule or regulation relating to a traffic violation or similar offense) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered

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to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors of the Association at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail.

3.   TERMINATION BENEFITS
     --------------------

     (a) Upon the occurrence of a change in control, followed by the involuntary termination of the Employee's employment, other than for cause, the Association shall pay to the Employee in a lump sum in cash within 25 business days after the date of severance of employment an amount equal to 299 percent of the Employee's "base amount" of compensation during the "base period", as defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended ("Code"), and the proposed regulations thereunder in existence on the date hereof. In connection with these determinations, compensation received by the Employee during any short taxable years shall be annualized. If the Employee was not employed by the Association during the entire five-year "base period", then the portion of such five-year period during which the Employee performed personal services for the Association or related entity shall be deemed to be the base period.

     (b) Upon the occurrence of a change in control of the Association or the Holding Company followed by the involuntary termination of the Employee's employment, other than for cause, the Association shall cause life and health insurance coverage substantially similar to the coverage maintained by the Association for the Employee immediately prior to such termination to be maintained for a period of twelve (12) months or for the remaining term of this Agreement, whichever is greater.

4.   CERTAIN REDUCTION OF PAYMENTS BY THE ASSOCATION
     -----------------------------------------------

     Anything in this Agreement to the contrary notwithstanding, in the event that the amount or amounts of any benefit or benefits payable to the Employee under this Agreement or otherwise ("Benefits") are such that any portion of the amount of Benefits would be non-deductible by the Holding Company or the Association for Federal income tax purposes pursuant to Section 280G of the Code, then the amount of Benefits shall be reduced to the amount, not less than zero, which maximizes the amount of Benefits payable to the Employee without

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causing any portion to be non-deductible by the Holding Company or the
Association pursuant to Section 280G of the Code. The Employee shall determine the allocation of any such reduction among the Benefits.

5.   REQUIRED REGULATORY PROVISIONS
     ------------------------------

     (a) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. (S) 1818(e)(3) and (g)(1), the Association's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended, and (ii) reinstate in whole or in part any of the obligations which were suspended.

     (b) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. (S) 1818(e)(4) or
(g)(1), all obligations of the Association under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

     (c) If the Association becomes in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

     (d) All obligations under this Agreement may be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Association: (i) by the Director of the Office of Thrift Supervision (the "OTS"), or his or her designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the FDIA, or (ii) by the Director of the OTS, or his or her designee, at the time the OTS approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the OTS to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

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     (e) Any payments made to the Employee pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.
(S) 1828(k) and any regulations promulgated thereunder.

6.   MODIFICATION AND WAIVER
     -----------------------

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

7.   NO MITIGATION
     -------------

     The amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits after the date of termination or otherwise.

8.   NO ASSIGNMENTS
     --------------

     (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Association will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Association, by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Association would be required to perform it if no such succession or assignment had taken place. Failure of the Association to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Association in the same amount and on the same terms as the compensation pursuant to Section 3 hereof. For purposes of implementing the provisions of this Section 8(a), the date on which any such succession becomes effective shall be deemed the date of termination or employment.

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     (b) This agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

9.   NOTICE
     ------

     For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the Association at its main office to the attention of the Board of Directors of the Association with a copy to the Secretary of the Association, or, if to the Employee, at such home or other address as the Employee has most recently furnished in writing to the company.

     For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the Association at its main office to the attention of the Board of Directors of the Association with a copy to the Secretary of the Association, or, if to the Employee, at such home or other address as the Employee has most recently furnished in writing to the company.

10.  AMENDMENTS
     ----------

     No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

11.  PARAGRAPH HEADINGS
     ------------------

     The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this agreement.

12.  SEVERABILITY
     ------------

     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

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13.  GOVERNING LAW
     -------------

     This agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Missouri.

14.  ARBITRATION
     -----------

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

15.  REIMBURSEMENT
     -------------

     In the event the Association purports to terminate the Employee for cause, but it is determined by a court of competent jurisdiction or by an arbitrator pursuant to Section 14 that cause did not exist for such termination, or if in any event it is determined by any such court or arbitrator that the Association has failed to make timely payment of any amounts owed to the Employee under this Agreement, the Employee shall be entitled to reimbursement for all reasonable costs, including attorney's fees, incurred in challenging such termination or collecting such amounts. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION, WHICH MAY BE ENFORCED BY THE PARTIES.

                                        THE CAMERON SAVINGS & LOAN
Attest:                                 ASSOCIATION, F.A.

/s/ Harold D. Lee                       By: /s/ Jon N. Crouch
-----------------------------------        ---------------------------------
Secretary                                  Its: Chairman


WITNESS:                                EMPLOYEE:

/s/ Karen Han                           /s/ Duane E. Kohlstaedt
-----------------------------------     ------------------------------------
Karen Han                               Duane E. Kohlstaedt

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